SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 22, 2004
                                (APRIL 19, 2004)

                         COMMISSION FILE NUMBER 0-25356

                                   P-COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                                   77-0289371
(State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666


       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News Release of P-Com, Inc. dated April 19, 2004, announcing the time and call-in information for the earnings conference call for the first quarter ended March 31, 2004 and announcing revenue achieved for its first quarter ended March 31, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

         On April 19, 2004, P-Com, Inc. publicly disseminated a news release announcing the time and call-in information for the earnings conference call for the first quarter ended March 31, 2004 and announcing revenue achieved for its first quarter ended March 31, 2004. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

         The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        P-COM, INC.


                                        By: /s/ Daniel W. Rumsey
                                            ----------------------------------
                                            Daniel W. Rumsey
                                            Vice President and General Counsel



Date: April 22, 2004

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

Exhibit 99.1 News Release of P-Com, Inc. dated April 19, 2004, announcing the time and call-in information for the earnings conference call for the first quarter ended March 31, 2004 and announcing revenue achieved for its first quarter ended March 31, 2004.